UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 27, 2017

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130, P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	609-655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Revisions to Annual Report on Form 10-K/A for the Year ended December 31, 2016 and Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2017
1st Constitution Bancorp (the “Company”) filed its Annual Report on Form 10-K/A for the year ended December 31, 2016 (the “2016 Form 10-K/A”) with the Securities and Exchange Commission (the “Commission”) on March 20, 2017 and filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2017 (the “1Q 2017 Form 10-Q”) with the Commission on May 9, 2017.
Prior to the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, the Company identified a classification error concerning its presentation of the amortization of deferred loan origination costs in the Company’s Consolidated Statements of Income. The Company determined that it incorrectly classified the amortization of deferred loan origination costs in other expenses when it should have been included in loan interest income in its previous filings. This error did not result in any effect on pre-tax income, after-tax income, basic and diluted earnings per share, statements of cash flows, balance sheets, book value, return on assets, return on equity or regulatory capital ratios in any historical period. The effect on the Company’s Consolidated Statements of Income for these periods was an overstatement of loan interest income and an overstatement of non-interest expenses in the Consolidated Statements of Income by an equal amount.
The Company is filing this Current Report on Form 8-K (this “Form 8-K”) to provide updated and revised versions of the following financial statements and related financial disclosures to correct the misclassification error referred to above:

•
Audited Consolidated Financial Statements for each of the two years in the period ended December 31, 2016, and related financial disclosures and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) set forth in the 2016 Form 10-K/A.

•	Unaudited Consolidated Financial Statements for the three month periods ended March 31, 2017 and March 31, 2016, and related financial disclosures, and MD&A, set forth in the 1Q 2017 Form 10-Q.
The revisions set forth in the foregoing are not considered to be material to the Company’s Consolidated Financial Statements included in the 2016 Form 10-K/A or the 1Q 2017 Form 10-Q, or in any other period contained in any other report filed by the Company with the Commission. These revisions do not change the Company’s previously reported net income for any reporting period contained in the 2016 Form 10-K/A or the 1Q 2017 Form 10-Q.
The information presented in the exhibits to this Form 8-K supersedes the corresponding respective disclosures in the 2016 Form 10-K/A and the 1Q 2017 Form 10-Q. This Form 8-K does not reflect events occurring after the filing of the 1Q 2017 Form 10-Q and does not modify or update the disclosures in the 2016 Form 10-K/A or the 1Q 2017 Form 10-Q in any way, other than as described herein (including in the exhibits hereto). Other significant developments with respect to the Company have occurred subsequent to March 31, 2017, as are more fully described in the Company’s filings with the Commission subsequent to the 1Q 2017 Form 10-Q, including matters disclosed in the Company’s Quarterly Reports on Forms 10-Q for the quarters ended June 30, 2017 and September 30, 2017, and in the Company’s Current Reports on Form 8-K filed with the Commission.

Cautionary Language Concerning Forward-Looking Statements
Certain information set forth in this document constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Commission. Such forward-looking statements include, but are not limited to, statements about the Company’s expectations with respect to the potential impact of proposed tax legislation, as well as the Company’s beliefs, goals, plans or prospects. Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue influence on these forward-looking statements, which speak only as of the date hereof. Such statements are based upon the current beliefs and expectations of the management of the Company and are subject to significant risks and uncertainties outside of our control.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the factors described under “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2016 Form 10-K, and those contained in other reports filed by the Company with the Commission. Such factors include, but are not limited to, the overall economy and the interest rate environment; the ability of customers to repay their obligations; competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; and risks associated with speculative construction lending. Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability. The Company undertakes no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.
No Offer or Solicitation
On November 6, 2017, the Company and its primary operating subsidiary, 1st Constitution Bank (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with New Jersey Community Bank (“NJCB”), providing for the merger of NJCB with and into the Bank, with the Bank as the surviving entity (the “Merger”). The material terms of the Merger Agreement and the Merger were disclosed on a Current Report on Form 8-K filed with the Commission on November 7, 2017.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It
In connection with the Merger, the Company intends to file a registration statement on Form S-4 with the Commission. The Company may file other documents with the Commission regarding the proposed Merger. A definitive proxy statement-prospectus will be mailed to the shareholders of NJCB. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS,

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available), including the proxy statement-prospectus, and other documents containing information about the Company at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from the Company (when available) by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.
Certain Information Regarding Participants
The Company, NJCB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from NJCB’s shareholders in respect of the proposed Merger.  Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2017 Annual Meeting of Shareholders, which was filed with the Commission on April 24, 2017 and can be obtained free of charge from the Commission’s website at www.sec.gov or from the Company by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of NJCB may be found in its proxy statement relating to its 2017 Annual Meeting of Shareholders, which can be obtained free of charge from William H. Placke, President and Chief Executive Officer, New Jersey Community Bank, at 3441 U.S. Highway 9, Freehold, New Jersey 07728, telephone (732) 431-2265.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement-prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01.                      Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Title

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Registrant’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission on March 20, 2017

99.2
Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Registrant’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission on March 20, 2017

99.3
Updated Part I, Item 1. Financial Statements, from the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017 filed with the Securities and Exchange Commission on May 9, 2017

99.4
Updated Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017 filed with the Securities and Exchange Commission on May 9, 2017

101.1
The following materials from the Registrant’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Income, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Changes in Shareholders’ Equity (v) the Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.

101.2
The following materials from the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Income, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Changes in Shareholders’ Equity (v) the Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: December 27, 2017	By:	/s/ Robert F. Mangano
	Name:	Robert F. Mangano
	Title:	President and Chief Executive Officer